Corteva, Inc.
Consolidated Statements of Operations
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Net sales	$4,178	$3,956
Cost of goods sold	2,420	2,269
Research and development expense	281	280
Selling, general and administrative expenses	733	757
Amortization of intangibles	183	163
Restructuring and asset related charges - net	100	70
Other income — net	337	1
Interest expense	7	10
Income from continuing operations before income taxes	791	408
Provision for income taxes on continuing operations	178	127
Income from continuing operations after income taxes	613	281
(Loss) income from discontinued operations after income taxes	(10)	1

Net income	603	282

Net income attributable to noncontrolling interests	3	10

Net income attributable to Corteva	$600	$272

Basic earnings per share of common stock:
Basic earnings per share of common stock from continuing operations	$0.82	$0.36
Basic loss per share of common stock from discontinued operations	(0.01)	—
Basic earnings per share of common stock	$0.81	$0.36

Diluted earnings per share of common stock:
Diluted earnings per share of common stock from continuing operations	$0.81	$0.36
Diluted loss per share of common stock from discontinued operations	(0.01)	—
Diluted earnings per share of common stock	$0.80	$0.36

Average number of shares outstanding used in earnings per share (EPS) calculation (in millions)
Basic	743.4	749.9
Diluted	749.6	752.5

Corteva, Inc.
Condensed Consolidated Balance Sheets
(Dollars in millions, except share amounts)

	March 31, 2021	December 31, 2020	March 31, 2020
Assets
Current assets
Cash and cash equivalents	$2,404	$3,526	$1,963
Marketable securities	114	269	10
Accounts and notes receivable, net	6,792	4,926	6,775
Inventories	4,321	4,882	4,401
Other current assets	1,405	1,165	1,530
Total current assets	15,036	14,768	14,679
Investment in nonconsolidated affiliates	64	66	64
Property, plant and equipment - net of accumulated depreciation (March 31, 2021 - $3,874; December 31, 2020 - $3,857; March 31, 2020 - $3,406)	4,299	4,396	4,358
Goodwill	10,146	10,269	10,027
Other intangible assets	10,584	10,747	11,241
Deferred income taxes	433	464	273
Other assets	1,987	1,939	2,336
Total Assets	$42,549	$42,649	$42,978

Liabilities and Equity
Current liabilities
Short-term borrowings and finance lease obligations	$1,250	$3	$1,996
Accounts payable	3,098	3,615	3,021
Income taxes payable	165	123	143
Deferred revenue	2,247	2,662	1,996
Accrued and other current liabilities	2,239	2,145	2,043
Total current liabilities	8,999	8,548	9,199
Long-Term Debt	1,102	1,102	614
Other Noncurrent Liabilities
Deferred income tax liabilities	902	893	911
Pension and other post employment benefits - noncurrent	4,954	5,176	6,186
Other noncurrent obligations	1,814	1,867	1,989
Total noncurrent liabilities	8,772	9,038	9,700

Commitments and contingent liabilities

Stockholders' equity
Common stock, $0.01 par value; 1,666,667,000 shares authorized; issued at March 31, 2021 - 738,321,000; December 31, 2020 - 743,458,000; and March 31, 2020 - 748,369,000	7	7	7
Additional paid-in capital	27,630	27,707	27,906
Retained earnings / (accumulated deficit)	268	—	(155)
Accumulated other comprehensive loss	(3,367)	(2,890)	(3,933)
Total Corteva stockholders' equity	24,538	24,824	23,825
Noncontrolling interests	240	239	254
Total equity	24,778	25,063	24,079
Total Liabilities and Equity	$42,549	$42,649	$42,978

Corteva, Inc.
Consolidated Statement of Cash Flows
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2021	2020
Operating activities

Net income	$603	$282
Adjustments to reconcile net income to cash used for operating activities:
Depreciation and amortization	304	283
Provision for deferred income tax	47	26
Net periodic pension and OPEB benefit, net	(318)	(85)
Pension and OPEB contributions	(84)	(95)
Net loss on sales of property, businesses, consolidated companies, and investments	—	46
Restructuring and asset related charges - net	100	70
Other net loss	54	138
Changes in assets and liabilities - net
Accounts and notes receivable	(2,012)	(1,685)
Inventories	467	398
Accounts Payable	(448)	(557)
Deferred revenue	(401)	(575)
Other assets and liabilities	(262)	(176)
Cash used for operating activities	(1,950)	(1,930)
Investing activities
Capital expenditures	(137)	(128)
Proceeds from sales of property, businesses, and consolidated companies - net of cash divested	20	11
Purchases of investments	(40)	(67)
Proceeds from sales and maturities of investments	194	58
Other investing activities - net	(1)	(4)
Cash provided by (used for) investing activities	36	(130)
Financing activities
Net change in borrowings (less than 90 days)	828	1,619
Proceeds from debt	419	875
Payments on debt	—	(1)
Repurchase of common stock	(350)	(50)
Proceeds from exercise of stock options	38	14
Dividends paid to stockholders	(97)	(97)
Other financing activities	(17)	(16)
Cash provided by financing activities	821	2,344
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(50)	(117)
(Decrease)/increase in cash, cash equivalents and restricted cash	(1,143)	167
Cash, cash equivalents and restricted cash at beginning of period	3,873	2,173
Cash, cash equivalents and restricted cash at end of period	$2,730	$2,340

Corteva, Inc.
Consolidated Segment Information
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
SEGMENT NET SALES - SEED	2021	2020
Corn	$1,888	$1,864
Soybean	177	181
Other oilseeds	296	248
Other	131	162
Seed	$2,492	$2,455

	Three Months Ended March 31,
SEGMENT NET SALES - CROP PROTECTION	2021	2020
Herbicides	$986	$823
Insecticides	385	378
Fungicides	261	229
Other	54	71
Crop Protection	$1,686	$1,501

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - SEED	2021	2020
North America [1]	$1,210	$1,290
EMEA [2]	947	881
Latin America	274	216
Asia Pacific	61	68
Rest of World [3]	1,282	1,165
Net Sales	$2,492	$2,455

	Three Months Ended March 31,
GEOGRAPHIC NET SALES - CROP PROTECTION	2021	2020
North America [1]	$533	$475
EMEA [2]	655	586
Latin America	244	218
Asia Pacific	254	222
Rest of World [3]	1,153	1,026
Net Sales	$1,686	$1,501

1. Reflects U.S. & Canada
2. Reflects Europe, Middle East, and Africa
3. Reflects EMEA, Latin America, and Asia Pacific

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

	Three Months Ended March 31,
	2021
Net Sales (GAAP)	$4,178
Less: Impacts from Currency and Portfolio	(25)
Organic Sales (Non-GAAP)	$4,203

	Three Months Ended March 31,
OPERATING EBITDA	2021	2020
Seed	$617	$581
Crop Protection	321	238
Corporate Expenses	(34)	(25)
Operating EBITDA (Non-GAAP)	$904	$794

RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS AFTER INCOME TAXES TO OPERATING EBITDA	Three Months Ended March 31,
	2021	2020
Income from continuing operations after income taxes (GAAP)	$613	$281
Provision for income taxes on continuing operations	178	127
Income from continuing operations before income taxes (GAAP)	791	408
Depreciation and amortization	304	283
Interest income	(21)	(18)
Interest expense	7	10
Exchange losses - net[1]	35	61
Non-operating benefits - net[2]	(311)	(73)
Mark-to-market gains on certain foreign currency contracts not designated as hedges[3]	(1)
Significant items charge[4]	100	123
Operating EBITDA (Non-GAAP)	$904	$794

1.Refer to page A-12 for pre-tax and after tax impacts of exchange losses - net.
2.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) (benefits) costs, tax indemnification adjustments, environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
3.Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. There was no activity in the three months ended March 31, 2020.
4.Refer to page A-8 for pre-tax and after tax impacts of significant items.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

PRICE - VOLUME - CURRENCY ANALYSIS
REGION
	Q1 2021 vs. Q1 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(22)	(1)%	$(30)	(2)%	1%	(3)%	1%	—%
EMEA	135	9%	86	6%	3%	3%	3%	—%
Latin America	84	19%	166	38%	14%	24%	(19)%	—%
Asia Pacific	25	9%	26	9%	3%	6%	4%	(4)%
Rest of World	244	11%	278	13%	5%	8%	(1)%	(1)%
Total	$222	6%	$248	6%	3%	3%	—%	—%

SEED
	Q1 2021 vs. Q1 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	$(80)	(6)%	$(84)	(7)%	(1)%	(6)%	1%	—%
EMEA	66	7%	47	5%	3%	2%	2%	—%
Latin America	58	27%	104	48%	9%	39%	(21)%	—%
Asia Pacific	(7)	(10)%	(5)	(7)%	5%	(12)%	(3)%	—%
Rest of World	117	10%	146	13%	5%	8%	(3)%	—%
Total	$37	2%	$62	3%	2%	1%	(1)%	—%

CROP PROTECTION
	Q1 2021 vs. Q1 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
North America	58	12%	$54	11%	6%	5%	1%	—%
EMEA	69	12%	39	7%	3%	4%	5%	—%
Latin America	26	12%	62	28%	18%	10%	(16)%	—%
Asia Pacific	32	14%	31	14%	2%	12%	5%	(5)%
Rest of World	127	12%	132	13%	6%	7%	—%	(1)%
Total	$185	12%	$186	12%	6%	6%	1%	(1)%

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

SEED PRODUCT LINE
	Q1 2021 vs. Q1 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Corn	$24	1%	$43	2%	2%	—%	(1)%	—%
Soybeans	(4)	(2)%	(7)	(4)%	(4)%	—%	2%	—%
Other oilseeds	48	19%	54	22%	4%	18%	(3)%	—%
Other	(31)	(19)%	(28)	(17)%	(5)%	(12)%	(2)%	—%
Total	$37	2%	$62	3%	2%	1%	(1)%	—%

CROP PROTECTION PRODUCT LINE
	Q1 2021 vs. Q1 2020				Percent Change Due To:
	Net Sales Change (GAAP)		Organic Change [1] (Non-GAAP)		Local Price &			Portfolio /
	$	%	$	%	Product Mix	Volume	Currency	Other
Herbicides	$163	20%	$142	17%	5%	12%	3%	—%
Insecticides	7	2%	15	4%	8%	(4)%	(2)%	—%
Fungicides	32	14%	43	19%	5%	14%	(1)%	(4)%
Other	(17)	(24)%	(14)	(20)%	(1)%	(19)%	(4)%	—%
Total	$185	12%	$186	12%	6%	6%	1%	(1)%

1.Organic sales is defined as price and volume and excludes currency and portfolio impacts.

Corteva, Inc.
Significant Items
(Dollars in millions, except per share amounts)

SIGNIFICANT ITEMS BY SEGMENT (PRE-TAX)
	Three Months Ended March 31,
	2021	2020
Seed	$(21)	$(10)
Crop Protection	(32)	(71)
Corporate	(47)	(42)
Total significant items before income taxes	$(100)	$(123)

SIGNIFICANT ITEMS - PRE-TAX, AFTER TAX, AND EPS IMPACTS

	Pre-tax		After tax[4]		($ Per Share)
	2021	2020	2021	2020	2021	2020
1st Quarter
Restructuring and asset related charges, net [1]	$(100)	$(70)	$(77)	$(57)	$(0.10)	$(0.08)
Loss on divestiture [2]	—	(53)	—	(43)	—	(0.06)
Income tax items [3]	—	—	—	(19)	—	(0.02)
1st Quarter — Total	$(100)	$(123)	$(77)	$(119)	$(0.10)	$(0.16)

1.First quarter 2021 includes restructuring and asset related charges of $(100). The charges primarily relate to a $(89) charge associated with the 2021 Restructuring Actions and a $(7) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits.

First quarter 2020 includes restructuring and asset related charges of $(70). The charge included a $(63) charge related to the Execute to Win Productivity Program, a $(10) charge related to non-cash accelerated prepaid royalty amortization expense related to Roundup Ready 2 Yield® and Roundup Ready 2 Xtend® herbicide tolerance traits, and a $3 asset related benefit associated with the DowDuPont Synergy Program.

2.First quarter 2020 includes a loss of $(53) included in other income - net related to the sale of the La Porte site, for which the company signed an agreement during the first quarter 2020, and closed during the first quarter of 2021.

3.First quarter 2020 includes an after tax charge related to the impact of a state tax valuation allowance in the U.S. based on a change in judgment about the realizability of a deferred tax asset.

4.Unless specifically addressed in notes above, the income tax effect on significant items was calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Operating Earnings Per Share (Non-GAAP)
Operating earnings per share is defined as earnings per share from continuing operations – diluted, excluding non-operating benefits - net, amortization of intangibles (existing as of Separation), net unrealized gain or loss from mark-to-market activity on certain foreign currency derivative instruments that do not qualify for hedge accounting, and significant items.

	Three Months Ended March 31,
	2021	2020	2021	2020
	$	$	EPS (diluted)	EPS (diluted)
Net income from continuing operations attributable to Corteva (GAAP)	$610	$271	$0.81	$0.36
Less: Non-operating benefits - net, after tax [1]	237	57	0.31	0.08
Less: Amortization of intangibles (existing as of Separation), after tax	(143)	(114)	(0.19)	(0.15)
Less: Mark-to-market gains on certain foreign currency contracts not designated as hedges, after tax[2]	1		—
Less: Significant items charge, after tax	(77)	(119)	(0.10)	(0.16)
Operating Earnings (Non-GAAP)	$592	$447	$0.79	$0.59

1.Non-operating benefits—net consists of non-operating pension and other post-employment benefit (OPEB) benefits (costs), tax indemnification adjustments, and environmental remediation and legal costs associated with legacy EID businesses and sites. Tax indemnification adjustments relate to changes in indemnification balances, as a result of the application of the terms of the Tax Matters Agreement, between Corteva and Dow and/or DuPont that are recorded by the company as pre-tax income or expense.
2.Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. There was no activity in the three months ended March 31, 2020.

Corteva, Inc.
Operating EBITDA to Operating Earnings Per Share
(Dollars in millions, except per share amounts)

Operating EBITDA to Operating Earnings Per Share

	Three Months Ended March 31,
	2021	2020
Operating EBITDA (Non-GAAP)[1]	$904	$794
Depreciation	(121)	(120)
Interest Income	21	18
Interest Expense	(7)	(10)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and exchange gains/(losses), net (Non-GAAP)[1]	(162)	(147)
Base income tax rate from continuing operations (Non-GAAP)[1]	20.3%	21.6%
Exchange losses - net, after tax[2]	(40)	(78)
Net income attributable to non-controlling interests	(3)	(10)
Operating Earnings (Non-GAAP)[1]	$592	$447
Diluted Shares (in millions)	749.6	752.5
Operating Earnings Per Share (Non-GAAP)[1]	$0.79	$0.59

1.     Refer to pages A-5 through A-9 and A-11 for Non-GAAP reconciliations.
2.     Refer to page A-12 for pre-tax and after tax impacts of exchange gains (losses) - net.

Corteva, Inc.
Reconciliation of Non-GAAP Measures
(Dollars in millions, except per share amounts)

Reconciliation of Base Income Tax Rate to Effective Income Tax Rate
Base income tax rate is defined as the effective income tax rate less the effect of exchange (losses) gains, significant items, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and non-operating benefits - net.

	Three Months Ended March 31,
	2021	2020
Income from continuing operations before income taxes (GAAP)	$791	$408
Add: Significant items - charge [1]	100	123
Non-operating benefits - net	(311)	(73)
Amortization of intangibles (existing as of Separation)	183	163
Mark-to-market gains on certain foreign currency contracts not designated as hedges[2]	(1)
Less: Exchange losses, net[3]	(35)	(61)
Income from continuing operations before income taxes, significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and exchange losses, net (Non-GAAP)	$797	$682

Provision for income taxes on continuing operations (GAAP)	$178	$127
Add: Tax benefits on significant items charge[1]	23	4
Tax expenses on non-operating benefits - net	(74)	(16)
Tax benefits on amortization of intangibles (existing as of Separation)	40	49
Tax benefits on mark-to-market gains on certain foreign currency contracts not designated as hedges[2]	—
Tax expenses on exchange losses, net[3]	(5)	(17)
Provision for income taxes on continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), mark-to-market gains on certain foreign currency contracts not designated as hedges, and exchange losses, net (Non-GAAP)	$162	$147

Effective income tax rate (GAAP)	22.5%	31.1%
Significant items, non-operating benefits, amortization of intangibles (existing as of Separation), and mark-to-market gains on certain foreign currency contracts not designated as hedges effect	(0.6)%	(4.7)%
Tax rate from continuing operations before significant items, non-operating benefits - net, amortization of intangibles (existing as of Separation), and mark-to-market gains on certain foreign currency contracts not designated as hedges	21.9%	26.4%
Exchange losses, net effect[3]	(1.6)%	(4.8)%
Base income tax rate from continuing operations (Non-GAAP)	20.3%	21.6%

1. See Significant Items table for further detail.
2. Effective January 1, 2021, on a prospective basis, the company excludes net unrealized gain or loss from mark-to-market activity for certain foreign currency derivative instruments that do not qualify for hedge accounting. There was no activity in the three months ended March 31, 2020.
3. See page A-12 for further details of exchange gains (losses).

Corteva, Inc.
(Dollars in millions, except per share amounts)

Exchange Gains/Losses
The company routinely uses foreign currency exchange contracts to offset its net exposures, by currency, related to the foreign currency-denominated monetary assets and liabilities. The objective of this program is to maintain an approximately balanced position in foreign currencies in order to minimize, on an after-tax basis, the effects of exchange rate changes on net monetary asset positions. The hedging program gains (losses) are largely taxable (tax deductible) in the United States (U.S.), whereas the offsetting exchange gains (losses) on the remeasurement of the net monetary asset positions are often not taxable (tax deductible) in their local jurisdictions. The net pre-tax exchange gains (losses) are recorded in other income (expense) - net and the related tax impact is recorded in provision for (benefit from) income taxes on continuing operations in the Consolidated Statements of Operations.

	Three Months Ended March 31,
	2021	2020
Subsidiary Monetary Position Loss
Pre-tax exchange losses	$(51)	$(226)
Local tax (expenses) benefits	(1)	23
Net after tax impact from subsidiary exchange losses	$(52)	$(203)

Hedging Program Gain
Pre-tax exchange gains	$16	$165
Tax expenses	(4)	(40)
Net after tax impact from hedging program exchange gains	$12	$125

Total Exchange Loss
Pre-tax exchange losses	$(35)	$(61)
Tax expenses	(5)	(17)
Net after tax exchange losses	$(40)	$(78)

As shown above, the "Total Exchange Loss" is the sum of the "Subsidiary Monetary Position Loss" and the "Hedging Program Gain."